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                                                                    EXHIBIT 99.3

                                     PROXY

                                XCARE.NET, INC.


               SPECIAL MEETING OF STOCKHOLDERS -- AUGUST 13, 2001


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Lorine Sweeney as proxy of the undersigned, with full power to appoint her substitute, and hereby authorizes her to represent and vote all the shares of stock of XCare.net, Inc. which the undersigned is entitled to vote, as specified on the reverse side of this card, at the Special Meeting of Stockholders of XCare.net, Inc. to be held at 9:00 a.m. on August 13, 2001 at the Inverness Hotel, 200 Inverness Drive West, Englewood, Colorado, and at any adjournment or postponement thereof.


     When this Proxy is properly executed, the shares to which this Proxy relates will be voted as specified and, if no specification is made, will be voted for the proposal, and this Proxy authorizes the above designated proxy to vote in her discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof.

        [SEE REVERSE SIDE] (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                           -- FOLD AND DETACH HERE --








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THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:
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
1.  To issue shares of XCare.net common stock in connection with                Mark your
    the proposed merger of Healthcare.com Corporation with a                    vote as in    [X]
    wholly-owned subsidiary of XCare.net as set forth in the                    this example
    Agreement and Plan of Merger and Reorganization.

                    [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

2.  In her discretion, the proxy is properly authorized to vote                 Mark here for address
    upon such other business as may properly come before the meeting.           change and note below  [ ]


                                                  Please sign exactly as your name(s) appear(s) on this
                                                  Proxy. If shares of stock stand of record in the names
                                                  of two or more persons or in the name of husband and
                                                  wife, whether as joint tenants or otherwise, both or all
                                                  of such persons should sign the Proxy. If shares of
                                                  stock are held of record by a corporation, this Proxy
                                                  should be executed by the president or vice president
                                                  and the secretary or assistant secretary. Executors,
                                                  administrators or other fiduciaries who execute this
                                                  Proxy for a deceased stockholder should give their full
                                                  title. Please date this Proxy.

Signature                               Signature                                Date
          ----------------------------            ----------------------------        ---------------------
Whether or not you plan to attend the meeting in person, you are urged to complete, date, sign and promptly mail this Proxy in the enclosed return envelope so that your shares may be represented at the meeting.


                                         -- FOLD AND DETACH HERE --

                                          VOTE BY TELEPHONE OR MAIL
                                        24 HOURS A DAY, 7 DAYS A WEEK

              YOUR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER
                             AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.


----------------------------------------------------          ----------------------------------------------------
                  TELEPHONE                                                         MAIL
                1-800-840-1208

Use any touch-tone telephone to vote your proxy.                      Mark, sign and ate your proxy card
Have your proxy card in hand when you call. You will    OR                          and
be prompted to enter your control number, located in                return it in the enclosed postage-paid
the box below, and then follow the directions given.                               envelope.
----------------------------------------------------          ----------------------------------------------------


                                       IF YOU VOTE YOUR PROXY BY TELEPHONE
                                  YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

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